SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:

|_|      Preliminary proxy statement
|_|      Confidential,  for  Use  of the  Commission  only
         (as  permitted  by  Rule 14a-6(e)(2))
|X|      Definitive  proxy statement
|_|      Definitive  additional  materials
|_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            NORTHEAST INDIANA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     [NORTHEAST INDIANA BANCORP LETTERHEAD]



                                                                  March 23, 2001






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Northeast Indiana Bancorp, Inc., we cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 1:00 p.m. eastern standard time, on April 25, 2001 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors and the ratification of the appointment of our independent auditors. We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.


                                                Very truly yours,



                                                /s/ Stephen E. Zahn
                                                -------------------
                                                Stephen E. Zahn
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                        NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                           Huntington, Indiana 46750
                                 (219) 356-3311
                             www.firstfed-neib.com


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 25, 2001


         Notice is hereby given that an annual meeting of stockholders of Northeast Indiana Bancorp, Inc. will be held at 1:00 p.m. eastern standard time, on April 25, 2001 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and acting upon:

         Proposal I.       The election of  two  directors  of Northeast Indiana
                           Bancorp, each with a term of three years;

         Proposal II.      The ratification of the appointment of Crowe,  Chizek
                           and  Company   LLP,  as   independent   auditors  for
                           Northeast  Indiana Bancorp for the fiscal year ending
                           December 31, 2001;

and such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

         Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be postponed or adjourned. Stockholders of record at the close of business on March 9, 2001 are the stockholders entitled to vote at the annual meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for your inspection at Northeast Indiana Bancorp's executive office, located at 648 North Jefferson Street, Huntington, Indiana 46750, during the ten days prior to the annual meeting and also will be available for inspection at the annual meeting.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                              By Order of the Board of Directors



                                              /s/Stephen E. Zahn
                                              ------------------
                                              Stephen E. Zahn
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Huntington, Indiana
March 23, 2001


IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311
                              www.firstfed-neib.com

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2001

         This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Northeast Indiana Bancorp, Inc. of proxies from the holders of Northeast Indiana Bancorp common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 23, 2001.

         Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings Bank.

Time and Place of the Annual Meeting; Matters to be Considered

         Our annual meeting will be held as follows:

         Date:    April 25, 2001
         Time:    1:00 p.m., eastern standard time
         Place:   North Office of First Federal Savings Bank
                  100 Frontage Road
                  Huntington, Indiana

         At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

                  o the election of two directors of Northeast Indiana Bancorp, each with a term of three years;

                  o the ratification of the appointment of Crowe, Chizek and Company LLP as Northeast Indiana Bancorp's independent auditors for the fiscal year ending December 31, 2001; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Votes Required for Approval

         Only holders of record of Northeast Indiana Bancorp common stock on March 9, 2001 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Northeast Indiana Bancorp common stock you own as of the record date. On March 9, 2001, 1,688,036 shares of Northeast Indiana Bancorp common stock were outstanding and entitled to vote at the annual meeting.

         Directors shall be elected by a plurality of the votes cast in person or by proxy at the annual meeting. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast on the matter shall be the act of the stockholders. In the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld are not included in determining the number of votes cast and, therefore, have no effect on the voting results. With respect to the proposal to ratify the appointment of the independent auditors, proxies marked to abstain have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Northeast Indiana Bancorp common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         The Northeast Indiana Bancorp Board of Directors unanimously recommends that you vote "FOR" the election of each of the Board of Directors' nominees and "FOR" the proposal to ratify Crowe, Chizek and Company LLP as Northeast Indiana Bancorp's independent auditors for the fiscal year ending December 31, 2001.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

         Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Northeast Indiana Bancorp common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

         Voting instructions are included on your proxy card. Shares of Northeast Indiana Bancorp common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2001. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children - in which case you will receive three separate proxy cards to vote.

         You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of Northeast Indiana Bancorp; (ii) notifying the Secretary of Northeast Indiana Bancorp in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Dee Ann Hammel, Secretary of Northeast Indiana Bancorp at 648 Jefferson Street, Huntington, Indiana 46750.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of Northeast Indiana Bancorp common stock on March 9, 2001, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

         The following table sets forth as of March 9, 2001, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the Northeast Indiana Bancorp common stock; (ii) each member of the Northeast Indiana Bancorp Board of Directors;
(iii) each executive officer of Northeast Indiana Bancorp named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of Northeast Indiana Bancorp as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Northeast Indiana Bancorp.

                                                                      Shares
                                                                  Beneficially             Percent
                    Beneficial Owner                                  Owned               of Class
------------------------------------------------------            -------------           ---------
Northeast Indiana Bancorp, Inc. Employee Stock                      203,579 (1)              12.06%
  Ownership Plan ("ESOP")

First Manhattan Co.                                                 157,190 (2)               9.31
437 Madison Avenue
New York, New York 10022

Stephen E. Zahn, Chairman of the Board, President and               164,651 (3)               9.42
  Chief Executive Officer

Dan L. Stephan, Director                                             23,202 (4)               1.36

J. David Carnes, Director                                            30,584 (5)               1.80

Randall C. Rider, Director                                           30,584 (6)               1.80

Michael S. Zahn, Director and Senior Vice President                  12,949 (7)               0.77

Directors and executive officers as a group (8 persons)             348,985 (8)              18.95

------------------------
(1) The amount reported represents 203,579 shares of common stock held by the ESOP, 110,862 of which have been allocated to accounts of participants as of March 9, 2001. First Federal Savings Bank is the trustee of the ESOP and may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the ESOP trustee as to the voting of the shares allocated to their ESOP accounts. For each issue voted upon by the stockholders of Northeast Indiana Bancorp, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the participants who directed the trustee as to the voting of the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.
(2) As reported on Schedule 13G/A filed on February 8, 2001. First Manhattan Co. reports that it has sole voting and dispositive power over 140,640 of the shares listed above, shared voting power over 5,000 shares, and shared dispositive power over 16,550 shares.
(3) The amount of shares beneficially owned by Mr. S. Zahn includes: (i) 38,229 shares owned directly; (ii) 5,445 shares held jointly by Mr. S. Zahn and his wife; (iii) 4,673 shares held by Mr. S. Zahn's wife with respect to which Mr. S. Zahn shares voting and dispositive power; (iv) 18,557 shares allocated to Mr. S. Zahn's ESOP account; (v) 37,182 shares held in a revocable trust as to which Mr. S. Zahn is a trustee; and (vi) 60,565 shares which Mr. S. Zahn has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 9, 2001.
(4) The amount of shares beneficially owned by Mr. Stephan includes: (i) 10,000 shares owned directly and (ii) 13,202 shares which Mr. Stephan has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 9, 2001.
(5) The amount of shares beneficially owned by Dr. Carnes includes: (i) 8,307 shares owned directly; (ii) 9,075 shares held jointly by Dr. Carnes and his wife; and (iii) 13,202 shares which Dr. Carnes has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 9, 2001.
(6) The amount of shares beneficially owned by Mr. Rider includes: (i) 8,911 shares owned directly; (ii) 8,471 shares held by Mr. Rider's wife with respect to which Mr. Rider shares voting and dispositive power; and (iii) 13,202 shares which Mr. Rider has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 9, 2001.
(7) The amount of shares beneficially owned by Mr. M. Zahn includes: (i) 6,128 shares owned directly; (ii) 2,317 shares allocated to Mr. M. Zahn's ESOP account; and (iii) 4,504 shares which Mr. M. Zahn has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 9, 2001. The amount does not include 1,577 shares of restricted stock with respect to which Mr. M. Zahn has no voting or dispositive power until vesting.
(8) The amount includes shares held directly, as well as jointly with family members, shares held in retirement accounts, in a fiduciary capacity, by certain family members or by trusts of which the director or executive officer is a trustee or substantial beneficiary, with respect to which the individual may be deemed to have sole or shared voting and/or dispositive power. The amount also includes an aggregate of 153,603 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 9, 2001 and an aggregate of 40,128 shares allocated to the ESOP accounts of the executive officers as of March 9, 2001.

                       PROPOSAL I - ELECTION OF DIRECTORS


         Our Board of Directors currently consists of five members, each of whom is also a director of First Federal Savings Bank. Directors are generally elected to serve for three-year staggered terms or until their respective successors have been elected and qualified. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Board of Directors, including each director's term of office and the Board nominees for election. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                                               Director       Term
          Name               Position(s) Held with Northeast Indiana Bancorp          Age(1)   Since(2)      Expires
----------------        ------------------------------------------------------------  ------   --------      -------
                                                 NOMINEES
Stephen E. Zahn         Chairman of the Board, President and Chief Executive Officer     58       1965         2004
Dan L. Stephan          Director                                                         53       1987         2004

                                      DIRECTORS CONTINUING IN OFFICE
J. David Carnes         Director                                                         49       1991         2002
Michael S. Zahn         Director and Senior Vice President                               31       2000         2003
Randall C. Rider        Director                                                         50       1989         2003

---------------------------
(1)      At December 31, 2000.
(2)      Includes service as a director of First Federal Savings Bank.


         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Stephen E. Zahn. Mr. S. Zahn is the Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. S. Zahn has served in such capacities for Northeast Indiana Bancorp since 1995. Mr. S. Zahn joined First Federal Savings Bank in 1964 as Secretary and Treasurer. He became President of First Federal Savings Bank in 1980 and Chairman of the Board and Chief Executive Officer of First Federal Savings Bank in 1991. Mr. S. Zahn is the father of Michael S. Zahn, Director and Senior Vice President of Northeast Indiana Bancorp and First Federal Savings Bank.

         Dan L. Stephan. Mr. Stephan is a retired State Representative to the Indiana Legislature, a position he was first elected to in 1980 and retired at end of 1998. Mr. Stephan is also employed as a sales representative for the Variable Annuity Life Insurance Company.

         J. David Carnes, MD. Dr. Carnes has, since 1981, practiced medicine in Huntington, Indiana.

         Michael S. Zahn, Mr. M. Zahn is Senior Vice-President of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. M. Zahn joined First Federal Savings Bank in 1996 as a loan officer. Prior to his employment with First Federal Savings Bank, Mr. Zahn worked as a Senior Underwriter for a regional insurance carrier. Mr. M. Zahn is the son of Stephen E. Zahn, Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank.

         Randall C. Rider. Mr. Rider is President of Lime City Manufacturing Co., Inc., a position he has held since 1983.

Meetings and Committees of the Board of Directors

         Board and Committee Meetings of Northeast Indiana Bancorp. Meetings of Northeast Indiana Bancorp's Board of Directors are generally held on a monthly basis. The Board of Directors met 15 times during fiscal 2000. During fiscal 2000, no incumbent director attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the Board committees on which he served.

         The Board of Directors has standing Audit, Nominating, Proxy and Compensation Committees. We do not have a standing executive committee.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management to engage an accounting firm to perform the annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Rider (Chairman), Stephan, and Carnes. This Committee met three times during fiscal 2000. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 2000.

         The Proxy Committee meets annually to review proxies for the current year prior to the annual meeting. Members of the committee are Directors Stephen Zahn and Michael Zahn. This Committee met once during fiscal 2000.

         The Compensation Committee establishes our compensation policies and reviews compensation matters. The current members of this committee are Directors Stephan and Carnes. This committee met twice during fiscal 2000.

         Board and Committee Meetings of First Federal Savings Bank. First Federal Savings Bank's Board of Directors meets at least monthly. The Board of Directors met 14 times during the year ended December 31, 2000. During 2000, no director of First Federal Savings Bank attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the Board committees on which he served. First Federal Savings Bank has standing Nominating, Audit and Compensation Committees.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside auditors. In addition, the Audit Committee reviews the reports of the independent auditors and regulators. This committee is comprised of Directors Rider (Chairman), Stephan and Carnes. The Audit Committee met three times during fiscal 2000.

         The Nominating Committee meets annually to recommend nominations to First Federal Savings Bank's Board of Directors. This committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 2000.

         The Compensation Committee reviews and makes recommendations to First Federal Savings Bank's Board of Directors for compensation issues. This committee, currently comprised of Directors Stephan and Carnes, met once during fiscal 2000.

Audit Committee Matters

         Audit Committee Report. The Audit Committee of the Board of Directors of Northeast Indiana Bancorp has issued the following report with respect to the audited financial statements of Northeast Indiana Bancorp for the fiscal year ended December 31, 2000:

         o        The Audit  Committee has reviewed and discussed with Northeast
                  Indiana  Bancorp's   management  Northeast  Indiana  Bancorp's
                  fiscal 2000 audited financial statements;

         o The Audit Committee has discussed with Northeast Indiana Bancorp's independent auditors (Crowe, Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Northeast Indiana Bancorp and its related entities) and has discussed with the auditors their independence from Northeast Indiana Bancorp; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Northeast Indiana Bancorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

           Submitted by the Audit Committee of the Board of Directors of Northeast Indiana Bancorp:

                           Randall C. Rider, Chairman
                                 Dan L. Stephan
                                 J. David Carnes

         Independence. A majority of the members of the Audit Committee are "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

         Audit Committee Charter. Northeast Indiana Bancorp has adopted a written audit committee charter. A copy of the charter is attached to this proxy statement as Appendix A.

Director Compensation

         Directors of Northeast Indiana Bancorp are paid $200 per regular meeting for their service in such capacity. Directors of First Federal Savings Bank receive a retainer fee of $1,250 per quarter and $350 per regular monthly meeting. Directors do not receive any compensation for participation on the committees of the Boards of Directors of Northeast Bancorp and First Federal Savings Bank.

         Deferred Compensation Program. First Federal Savings Bank has a deferred compensation program for the benefit of its directors. This program permits participating directors to defer up to a maximum of $400 of Board fees per month or $4,800 per year, over a five year period which ended December 31, 1996, except for Director Michael Zahn who may defer up to a maximum of $500 of Board fees per month or $6,000 per year, over a five year period which will end July 31, 2005. Generally upon attaining age 65, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, First Federal Savings Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. During fiscal 2000, Director Michael Zahn deferred a total of $2500 in Board fees pursuant to this program. No other director deferred his First Federal Savings Bank Board fees in fiscal 2000.

Executive Compensation

         Our executive officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by First Federal Savings Bank during fiscal 2000 to the President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. No other executive officer earned salary and bonus exceeding $100,000 in fiscal 2000.

                                               SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                                                Compensation
                                                   Annual Compensation             Awards
                                                   --------------------    ----------------------
                                                                           Restricted
                                                                             Stock       Options/       All Other
                                      Fiscal       Salary       Bonus       Award(s)       SARs       Compensation
     Name and Principal Position       Year        ($)(1)        ($)          ($)           (#)            ($)
     ---------------------------       ----        --------     -------       -----        -----         ------------
Stephen E. Zahn, Chairman of           2000        $158,570     $   ---       $ ---         ---          $168,176 (2)
 the Board, President and Chief        1999         153,600      22,500         ---         ---            75,971
 Executive Officer                     1998         137,600      30,000         ---         ---            85,554

--------------------------
(1)  Includes directors' fees of $11,600,  $11,600 and $9,000 for 2000, 1999 and
     1998, respectively.
(2) Includes: (i) $8,441 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $5,084 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $38,184 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn; (iv) $40,782 of contributions to Mr. S. Zahn's ESOP account; and (v) $75,685 accrued by First Federal Savings Bank under the Shareholder Benefit Plan on behalf of Mr. S. Zahn. In connection with the $75,685 benefit accrued on his behalf under the Shareholder Benefit Plan, Mr. S. Zahn relinquished 5,181 shares of restricted stock, worth approximately $55,000, which were scheduled to vest in fiscal 2000.


         The following table provides information as to the value of the options held by our President and Chief Executive Officer on December 31, 2000. No options or stock appreciation rights were granted during fiscal 2000.


                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                      OPTION VALUES

                                                                                                   Value of
                                                                    Number of                      Unexercised
                                                                  Unexercised                     In-the-Money
                                                                   Options at                      Options at
                                                                    FY-End (#)                    FY-End ($)(1)
                                                           ----------------------------    ----------------------------
                    Shares Acquired    Value Realized      Exercisable    Unexercisable    Exercisable    Unexercisable
       Name         on Exercise (#)          ($)                (#)           (#)              ($)             ($)
----------------    ---------------    --------------      -----------    -------------    -----------    -------------
Stephen E. Zahn           ---               $---              47,360         13,205         $19,655            $5,480

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the average of the closing bid and the asked price of $10.125 per share of the common stock as reported on the NASDAQ National Market on December 29, 2000, the last trading day in fiscal 2000.

Employment Agreement

         In December 1995, First Federal Savings Bank entered into an employment contract with Mr. S. Zahn. The employment contract provides for an annual base salary in an amount established by the Board of Directors. The initial term of the employment contract was for three years. The contract provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal Savings Bank, and the contract has been renewed each year since the expiration of the initial term. The contract provides for termination upon Mr. S. Zahn's death, for cause, or in certain events specified by Office of Thrift Supervision regulations. The employment contract is also terminable by Mr. S. Zahn upon 90 days notice to First Federal Savings Bank.

         The employment contract provides for payment to Mr. S. Zahn of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Federal Savings Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contract, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision regulations. Such events are generally triggered by the acquisition of control of more than 10% of Northeast Indiana Bancorp's common stock. Based on his current salary, if Mr. S. Zahn was terminated in December, 2000 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $724,159.

         Executive Supplemental Retirement Income Plan. First Federal Savings Bank maintains a supplemental retirement income plan established in 1992 for the benefit of Mr. S. Zahn. Amended and restated in 1996 pursuant to an agreement entered into with Mr. S. Zahn, payments made by First Federal Savings Bank are placed into a secular trust account with an independent administrator. Upon reaching age 65, Mr. S. Zahn (or in the event of Mr. S. Zahn's death, his beneficiary) shall receive monthly cash payments for a period of 180 months of up to 60% of Mr. S. Zahn's final base compensation paid by the Bank annually of approximately $43,500 after tax. In addition, Mr. S. Zahn's designated beneficiary will receive a $30,000 burial fee. First Federal Savings Bank has purchased a life insurance policy with respect to this program which is comparable to the policies described herein for First Federal Savings Bank directors' deferred compensation program. All expenses related to this program are paid by First Federal Savings Bank.

         Shareholder Benefit Plan. In January of 2000, the Bank set up a deferred compensation plan for Mr. S. Zahn based on the savings to the institution. In connection with the establishment of this plan, Mr. S. Zahn relinquished shares of stock granted to him pursuant to the Northeast Indiana Bancorp, Inc. Recognition and Retention Plan. The Bank agreed to accrue a benefit for Mr. S. Zahn based on the difference between the income derived from the Bank's investment in a no-load, no-surrender charge life insurance policy and the Bank's after-tax cost of funds as determined by the last available quarterly rate of the 6th District Cost of Funds from the Federal Home Loan Bank in Indianapolis plus fifty basis points.

         This benefit accrues over the working life of Mr. S. Zahn such that, upon reaching the age of 65, he shall be entitled to the annuitized value of the accrued benefit payable over a fifteen year period. Should Mr. S. Zahn die prior to reaching age 65, his beneficiary is entitled to a Survivor's Benefit payable over a fifteen year period. In the event that Mr. S. Zahn is involuntarily terminated, including termination coincident with or within three years of a change in control of the Bank (as defined), Mr. S. Zahn is entitled to receive a benefit as if he had continued to be employed with the Bank until his retirement age of 65. If Mr. S. Zahn voluntarily terminates his employment with the Bank, he is entitled to the accrued benefit determined as of the date of termination.

Certain Transactions

         First Federal Savings Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All loans to senior officers and directors are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of First Federal Savings Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

         In this regard, all outstanding loans to directors have been made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility or present other unfavorable features. Although, all outstanding loans to executive officers have been made in the ordinary course of business and do not involve more than the normal risk of collectibility, as employees, the executive officers are eligible for a 1/2% discount from the current rate offered after one year of service and a 1% discount from the current rate offered after 5 years of service on one residential and one consumer loan. Set forth below is certain information as to loans made by First Federal Savings Bank to executive officers at this preferential rate available to all employees who have completed the requisite service requirement.


                                                                                         Largest
                                                                                         Amount
                                                                                      Outstanding                Interest
                                          Date of     Type of             Original       Since      Balance at    Rate at
           Name and Position               Loan         Loan               Amount        1/1/00      12/31/00    12/31/00
           -----------------               ----         ----               ------        ------      --------    --------
Michael S. Zahn, Senior Vice President     12/96       Residence          $132,000      $124,973     $121,137      6.625%
                                           10/99       Consumer             17,000        16,166        4,770      7.25

Dee Ann Hammel, Senior Vice President,     10/98       Residence           134,100       131,301      128,741      6.00
Chief Operations Officer and Secretary     01/00    Line of Credit          30,000        29,939       28,525      9.50

Darrell E. Blocker, Senior Vice President, 02/97       Residence           142,400       130,405      125,583      6.12
Treasurer and Chief Financial Officer      07/98      Home Equity           39,100        35,845       34,105      9.13


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         We have renewed our arrangement with Crowe, Chizek and Company LLP to be our independent auditors for the fiscal year ending December 31, 2001, subject to the ratification of the appointment by our stockholders. Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         Audit Fees. The aggregate fees billed to Northeast Indiana Bancorp by Crowe, Chizek and Company LLP for professional services rendered for the audit of Northeast Indiana Bancorp's financial statements for fiscal 2000 and the reviews of the financial statements included in Northeast Indiana Bancorp's Forms 10-QSB for that year were $49,950.

         Financial Information Systems Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to Northeast Indiana Bancorp's by Crowe, Chizek and Company LLP for fiscal 2000.

         All Other Fees. Other than audit fees, the aggregate fees billed to Northeast Indiana Bancorp by Crowe, Chizek and Company LLP for fiscal 2000 were $9,180.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal 2000 by Crowe, Chizek and Company LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, located at 648 North Jefferson Street, Huntington, Indiana 46750, no later than November 23, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at our executive office at least 30 days prior to the date of next year's annual meeting. However, in the event that less than 40 days' notice of the date of the next annual meeting is given, the stockholder proposal must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All stockholder proposals must also comply with our Certificate of Incorporation and Bylaws and Delaware law.


                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                      APPENDIX A

                         Northeast Indiana Bancorp, Inc.
               Audit Committee of the Board of Directors - Charter
                                  May 22, 2000


1.       PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

         1.       The   financial   information   which  will  be   provided  to
                  shareholders, governmental or regulatory bodies, the public, and others.

         2.       The   Corporation's   auditing,   accounting,   and  financial
                  reporting process.

         3.       The   systems  of  internal   controls   related  to  finance,
                  accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established.

         4.       The audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the Corporation's policies, procedures, and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

         1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         2. Review and appraise the audit efforts of the Corporation's independent accountants.

         3. Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

The Audit Committee will be comprised of two or more directors as determined by the Board. A majority of the members will be independent of the management of the Corporation and free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgement as a Committee member.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee and a Chairman shall be elected by the Board annually.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.     MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately with the Committee. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee or at least the Chair of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review the Corporation's financial statements. This review should be done prior to the Corporation's 10-QSB or 10-KSB filing and its public release of earnings. This discussion should include a discussion of significant adjustments, management judgements and accounting estimates, significant new accounting policies, and disagreements with management.

IV.      RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the independent accountant, and the Board of Directors.

2. Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees.

3.       Review and update the Committee's charter annually.

4. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants.

5. Review with the internal accountant the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

6. Inquire of management, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

7. Consider, in consultation with the independent accountant the audit scope and plan of the independent accountant. Determine if the independent accountants are utilizing a risk-based approach.

8.       Consider and review with the independent accountant:

         (a) the adequacy of the Corporation's internal controls including computerized information system controls and security;

         (b) any related significant findings and recommendations of the independent accountant together with management responses thereto; and

         (c) the status of previous audit recommendations and management's follow up on those recommendations.

9. Review with management and the independent accountant at the completion of the annual audit:

         (a)  the   Corporation's   annual  financial   statements  and  related
         footnotes;

         (b) the independent accountant's audit of the financial statements and the accountant's report thereon;

         (c) any significant changes required in the independent accountant's audit plan;

         (d) any serious difficulties or disputes with management encountered during the course of the audit; and

         (e) other  matters  related to the conduct of the audit which are to be
         communicated  to  the  committee  under  generally   accepted  auditing
         standards.

10. Review filings with the SEC and other published documents containing the Corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

11. Review with management and the independent accountant the interim financial report before it is filed with the SEC and other regulators.

12. Review with management, and if necessary, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

13. Review legal and regulatory matters that may have a material impact on the financial statements, related Corporation compliance policies, and programs and reports received from regulators.

14. Meet with the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

15.      Report   Committee   actions  to  the  Board  of  Directors  with  such
         recommendations as the committee may deem appropriate.

16. Prepare an Audit Committee Report for inclusion in the Corporation's Proxy Statement.

17. Conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

18. Perform such other functions as assigned by law, the Corporation's Certificate of Incorporation or Bylaws, or the Board of Directors.

19. Advise financial management and the independent accountant that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

20. Provide that financial management and the independent accountant discuss with the audit committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

21. Determine with regard to new transactions or events, the accountant's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Corporation.

                                 REVOCABLE PROXY
                         NORTHEAST INDIANA BANCORP, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 25, 2001

The undersigned hereby appoints the Board of Directors of Northeast Indiana Bancorp, Inc., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Northeast Indiana Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on April 25, 2001 at the First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana at 1:00 p.m., eastern standard time, and at any and all adjournments or postponements thereof, as follows:



I. The election of the following directors for a three-year term to expire in the year 2004:

                                     WITH-
                [   ] FOR      [   ] HOLD      [   ] EXCEPT


                STEPHEN E. ZAHN           DAN L. STEPHAN





INSTRUCTION: To vote for both nominees, mark "For." To withhold authority to vote for both nominees, mark "Withhold." To withhold authority to vote for one nominee, but not both, mark "Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for Northeast Indiana Bancorp for the fiscal year ending December 31, 2001.


                      FOR        AGAINST       ABSTAIN

                     [   ]        [   ]         [   ]


In their discretion, the proxies are authorized to vote on any other business that may properly come before the annual meeting, or any adjournments or postponements thereof.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.


This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

                        Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                         NORTHEAST INDIANA BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     Should the above signed be present and elect to vote at the annual meeting, or at any adjournments or postponements thereof, and after notification to the Secretary of Northeast Indiana Bancorp, Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 23, 2001 and the Annual Report to Stockholders for the fiscal year ended December 31, 2000.

     Please sign exactly as your name appears above on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




 -------------------------------------------------------------------------------
           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
 -------------------------------------------------------------------------------

     If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.



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